                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Vornado Realty Trust and Vornado Realty L.P. on Form S-3 of our report dated March 12, 1997 on the consolidated financial statements of Vornado Realty Trust, appearing in the Annual Report on Form 10-K, as amended, of Vornado Realty Trust for the year ended December 31, 1996 and incorporated by reference in the Registration Statement on Form 10, as amended (File No. 000-22685), of Vornado Realty L.P., and of our report dated August 7, 1997 on the balance sheet of Vornado Realty L.P. as at April 14, 1997, appearing in the Form 10, as amended (File No. 000-22685), of Vornado Realty L.P., and to the reference to us under the heading "Experts" in the Prospectus which is a part of this Registration Statement.

DELOITTE & TOUCHE LLP

Parsippany, New Jersey
November 20, 1997

                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Vornado Realty Trust and Vornado Realty L.P. on Form S-3 of our report dated September 11, 1997 on the statement of revenues and certain expenses of Ninety Park Avenue for the year ended December 31, 1996, included in the Current Report on Form 8-K/A of Vornado Realty Trust dated August 21, 1997, as amended, and in the Current Report on Form 8-K/A of Vornado Realty L.P. dated August 21, 1997, as amended, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

DELOITTE & TOUCHE LLP

Parsippany, New Jersey
November 20, 1997

                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Vornado Realty Trust and Vornado Realty L.P. on Form S-3 of our report dated March 7, 1997 (October 3, 1997 as to Note 10) on the consolidated financial statements of URS Logistics, Inc. for the year ended December 31, 1996, included in the Current Report on Form 8-K of Vornado Realty Trust dated September 22, 1997, and in the Current Report on Form 8-K of Vornado Realty L.P. dated September 22, 1997, and to the reference to us under the heading "Experts" in the Prospectus which is a part of this Registration Statement.

DELOITTE & TOUCHE LLP

Atlanta, Georgia
November 20, 1997

                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Vornado Realty Trust and Vornado Realty L.P. on Form S-3 of our report dated October 3, 1997 on the statement of revenue and certain expenses of the Montehiedra Town Center for the year ended December 31, 1996, included in the Current Report on Form 8-K of Vornado Realty Trust dated September 22, 1997, and to the reference to us under the heading "Experts" in the Prospectus which is a part of this Registration Statement.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
November 20, 1997

                                                                    EXHIBIT 23.1

                         INDEPENDENT AUDITORS' CONSENT

     We consent to the incorporation by reference in this Registration Statement of Vornado Realty Trust and Vornado Realty L.P. on Form S-3 of our report dated October 7, 1997 on the statement of revenues and certain expenses of the Riese Properties for the year ended April 30, 1997, included in the Current Report on Form 8-K of Vornado Realty Trust dated September 22, 1997, and in the Current Report on Form 8-K of Vornado Realty L.P. dated September 22, 1997, and to the reference to us under the heading "Experts" in the Prospectus which is a part of this Registration Statement.

DELOITTE & TOUCHE LLP

Parsippany, New Jersey
November 20, 1997